EXHIBIT 99

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to the action to be taken, you should immediately consult your broker, bank manager, lawyer, accountant, investment advisor or other professional adviser.

LETTER OF TRANSMITTAL

Relating to

ARCHER-DANIELS-MIDLAND COMPANY

Offer to Exchange

Up to $527,688,000 Principal Amount of 4.535% Debentures due 2042

for

a Like Principal Amount of 4.535% Debentures due 2042

that have been registered under the Securities Act of 1933

Archer-Daniels-Midland Company (“ADM”) is offering to exchange registered 4.535% Debentures due 2042 (the “Exchange Debentures”) for its outstanding unregistered 4.535% Debentures due 2042 (the “Original Debentures”). The offer to the exchange the Exchange Debentures for the Original Debentures is subject to customary conditions and will expire at 5:00 p.m., New York City time,                     , 2012, unless extended by ADM in its sole discretion (such date and time, as they may be extended, the “Expiration Date”). The terms of the Exchange Debentures are substantially identical to the terms of the Original Debentures, except that the Exchange Debentures are registered under the Securities Act of 1933, as amended (the “Securities Act”), and the transfer restrictions and registration rights and related additional interest provisions applicable to the Original Debentures do not apply to the Exchange Debentures. The Original Debentures may only be tendered in an amount equal to $1,000 in principal amount or in integral multiples of $1,000 in excess thereof. The Exchange Debentures will not trade on any established exchange.

For Delivery by Mail, By Hand and Overnight Courier:

The Bank of New York Mellon, as Exchange Agent

c/o The Bank of New York Mellon Corporation

Corporate Trust Operations—Reorganization Unit

101 Barclay Street, Floor 7 East

New York, NY 10286

Attention: David Mauer

By Facsimile:	Confirmation call:
(for eligible institutions only)
(212) 298-1915	(212) 815-3687

Delivery of this Letter of Transmittal to an address, or transmission hereof via a facsimile number, other than as set forth above or in accordance with the instructions herein, will not constitute valid delivery. You should read the instructions accompanying this Letter of Transmittal carefully before completing this Letter of Transmittal.

Questions and requests for assistance with respect to the procedures for tendering or withdrawing tenders of Original Debentures or the completion of this Letter of Transmittal should be directed to the Exchange Agent, The Bank of New York Mellon, at (212) 815-3687.

The undersigned acknowledges that he or she has received the prospectus, dated                     , 20     (the “Prospectus”) of ADM, and this letter of transmittal (the “Letter of Transmittal”), which together constitute ADM’s offer to exchange up to $527,688,000 principal amount of ADM’s Exchange Debentures for a like principal amount of ADM’s outstanding, unregistered Original Debentures (the “Exchange Offer”). Capitalized terms used but not defined herein shall have the same meaning given to them in the Prospectus.

ADM will issue Exchange Debentures in exchange for Original Debentures tendered and accepted in the Exchange Offer promptly following the Expiration Date. You may withdraw your tender of Original Debentures at any time before the Expiration Date.

For each Original Debenture accepted for exchange, the holder of such Original Debenture will receive an Exchange Debenture having a like principal amount of outstanding Original Debentures tendered and accepted in connection with the Exchange Offer. The Exchange Debentures will bear interest at a rate of 4.535% per annum from the last interest payment date on which interest was paid on the Original Debentures surrendered in exchange therefor or, if no interest has been paid on the Original Debentures, from September 26, 2011. Interest will be payable semi-annually, in arrears, on March 26 and September 26 of each year, beginning on March 26, 2012. The Exchange Debentures will mature on March 26, 2042. The terms of the Exchange Debentures are substantially identical to the terms of the Original Debentures, except that the Exchange Debentures have been registered under the Securities Act and are free of any obligation regarding registration.

ADM may redeem some or all of the Exchange Debentures at any time and from time to time at its option, in whole or in part at the redemption price described under the heading “Description of the Exchange Debentures—Optional Redemption” in the Prospectus.

The Exchange Debentures will be ADM’s senior unsecured obligations and will rank equal in right of payment to its other senior unsecured obligations from time to time outstanding.

Except as set forth in the Prospectus, the Exchange Debentures will be represented by one or more permanent global Exchange Debentures in definitive, fully registered form without interest coupons. Each global Exchange Debenture will be deposited with the Trustee and registered in the name of Cede & Co., as nominee of DTC. Each beneficial interest in a global Exchange Debenture is referred to as a “Book-Entry Interest.” Book-Entry Interests will be issued in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. The Exchange Debentures will be issued promptly following the expiration of the Exchange Offer only in exchange for the Original Debentures accepted in the Exchange Offer. See “Book-Entry, Delivery and Form” in the Prospectus. ADM does not intend to apply for listing of the Exchange Debentures on any securities exchange or to seek approval for quotation through an automated quotation system.

The Exchange Offer is described in the Prospectus and in this Letter of Transmittal. All terms and conditions contained in, or otherwise referred to in, the Prospectus are deemed to be incorporated in, and form a part of, this Letter of Transmittal. Therefore, you are urged to read carefully the Prospectus and the items referred to therein. The terms and conditions contained in the Prospectus, together with the terms and conditions governing this Letter of Transmittal and the instructions herein, are collectively referred to herein as the “Terms and Conditions.”

ADM reserves the right, in its sole discretion, to amend, at any time, the Terms and Conditions of the Exchange Offer. ADM will give you notice of any amendments if required by applicable law. The Exchange Offer is subject to certain customary conditions, which ADM may amend or waive. The Exchange Offer is not conditioned upon any minimum principal amount of outstanding Original Debentures being tendered. See “The Exchange Offer—Conditions to the Exchange Offer” in the Prospectus.

ADM has agreed that, for a period of 180 days after the Expiration Date, it will make the Prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, during this period, all dealers effecting transactions in the Exchange Debentures may be required to deliver a Prospectus.

This Letter of Transmittal may be used to participate in the Exchange Offer if certificates representing Original Debentures are to be physically delivered to the Exchange Agent or if Original Debentures are to be tendered by effecting a book-entry transfer into the Exchange Agent’s account at The Depository Trust Company

(“DTC”) and instructions are not being transmitted through the Automated Tender Offer Program (“ATOP”) procedures of DTC. Unless you intend to tender your Original Debentures through the ATOP procedures of DTC, you should complete, sign and submit this Letter of Transmittal to the Exchange Agent, The Bank of New York Mellon, prior to the Expiration Date. DTC will verify acceptance of the Exchange Offer, execute a book-entry transfer of the tendered Original Debentures into the account of the Exchange Agent at DTC and send to the Exchange Agent a “book-entry confirmation,” which shall include an agent’s message. An “agent’s message” is a message, transmitted by DTC to, and received by, the Exchange Agent and forming part of a book-entry confirmation, which states that DTC has received an express acknowledgement from a DTC participant tendering Original Debentures that the participant has received and agrees to be bound by the terms of this Letter of Transmittal as an undersigned hereof and that ADM may enforce such agreement against the participant. Delivery of the agent’s message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the DTC participant identified in the agent’s message. Accordingly, holders who tender their Original Debentures through DTC’s ATOP procedures shall be bound by, but need not complete, this Letter of Transmittal.

If you are a beneficial owner that holds Original Debentures through Euroclear or Clearstream and wish to tender your Original Debentures, you must instruct Euroclear or Clearstream, as the case may be, to block the account in respect of the tendered Original Debentures in accordance with the procedures established by Euroclear or Clearstream. You are encouraged to contact Euroclear or Clearstream directly to ascertain their procedures for tendering Original Debentures.

Holders that anticipate tendering other than through DTC are urged to contact promptly a bank, broker or other intermediary (that has the capability to hold cash and securities custodially through DTC) to arrange for receipt of Exchange Debentures to be delivered pursuant to the Exchange Offer and to obtain the information necessary to provide the required DTC participant with account information in this Letter of Transmittal. Beneficial owners are urged to appropriately instruct their bank, broker, custodian or other nominee at least five business days prior to the Expiration Date in order to allow adequate processing time for their instruction.

TENDER OF ORIGINAL DEBENTURES

To effect a valid tender of Original Debentures through the completion, execution and delivery of this Letter of Transmittal, the undersigned must complete the tables below entitled “Method of Delivery” and “Description of Original Debentures Tendered” and sign this Letter of Transmittal where indicated.

Exchange Debentures will be delivered in book-entry form through DTC and only to the DTC account of the undersigned or the undersigned’s custodian, as specified in the table below entitled “Method of Delivery,” on the settlement.

ADM has not provided guaranteed delivery procedures in conjunction with the Exchange Offer or other materials provided therewith.

Failure to provide the information necessary to effect delivery of Exchange Debentures will render such holder’s tender defective, and ADM will have the right, which it may waive, to reject such tender without notice.

METHOD OF DELIVERY

☐       CHECK HERE IF PHYSICAL CERTIFICATES FOR TENDERED ORIGINAL DEBENTURES ARE BEING DELIVERED HEREWITH.

☐       CHECK HERE IF TENDERED ORIGINAL DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC.

         PROVIDE BELOW THE NAME OF THE DTC PARTICIPANT AND PARTICIPANT’S ACCOUNT NUMBER IN WHICH THE TENDERED ORIGINAL DEBENTURES ARE HELD AND/OR THE CORRESPONDING EXCHANGE DEBENTURES ARE TO BE DELIVERED.

Name of Tendering Institution:

DTC Participant Number:

Account Number:

Transaction Code Number:

List below the Original Debentures to which this Letter of Transmittal relates. If the space provided below is inadequate, the principal amount of debentures and any certificate numbers should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF ORIGINAL DEBENTURES TENDERED
Original Debentures Being Tendered	Name(s) and Address(es) of Registered Holder(s)	Aggregate Principal Amount of Original Debentures Held (and any certificate #)	Aggregate Principal Amount of Original Debentures Tendered* (and any certificate #)

4.535% Debentures due 2042 (issued under Rule 144A) CUSIP No. 039483 BD3

4.535% Debentures due 2042 (issued under Regulation S) CUSIP No. U03948 AC7
*	Unless otherwise indicated in this column, all of the Original Debentures delivered to the Exchange Agent will be deemed to have been tendered.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to ADM the aggregate principal amount of the Original Debentures indicated above. Subject to, and effective upon, the acceptance for exchange of the Original Debentures tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, ADM all right, title and interest in and to such Original Debentures as are being tendered hereby.

The undersigned constitutes and appoints the Exchange Agent as his or her agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of ADM) with respect to the tendered Original Debentures, with full power of substitution, to: (a) deliver certificates for such Original Debentures; (b) deliver Original Debentures and all accompanying evidence of transfer and authenticity to or upon the order of ADM upon receipt by the Exchange Agent, as the undersigned’s agent, of the Exchange Debentures to which the undersigned is entitled upon the acceptance by ADM of the Original Debentures tendered under the Exchange Offer; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Original Debentures, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Original Debentures tendered hereby and that ADM will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by ADM. The undersigned hereby further represents that it is not an “affiliate,” as defined in Rule 405 under the Securities Act, of ADM, that any Exchange Debentures to be received by it will be acquired in the ordinary course of business and that at the time of commencement of the Exchange Offer it had no arrangement with any person to participate in a distribution of the Exchange Debentures.

In addition, if the undersigned is a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Debentures. If the undersigned is a broker-dealer that will receive Exchange Debentures for its own account in exchange for Original Debentures, it represents that the Original Debentures to be exchanged for Exchange Debentures were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Debentures; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned also acknowledges that this Exchange Offer is being made by ADM based upon ADM’s understanding of an interpretation by the staff of the Securities and Exchange Commission (the “SEC”) as set forth in no-action letters issued to third parties, that the Exchange Debentures issued in exchange for the Original Debentures pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof, without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that: (1) such holders are not affiliates of ADM within the meaning of Rule 405 under the Securities Act; (2) such Exchange Debentures are acquired in the ordinary course of such holders’ business; and (3) such holders are not engaged in, and do not intend to engage in, a distribution of such Exchange Debentures and have no arrangement or understanding with any person to participate in the distribution of such Exchange Debentures. However, the staff of the SEC has not considered this Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If a holder of Original Debentures is an affiliate of ADM, acquires the Exchange Debentures other than in the ordinary course of such holder’s business or is engaged in or intends to engage in a distribution of the Exchange Debentures or has any arrangement or understanding with respect to the distribution of the Exchange Debentures to be acquired pursuant to the Exchange Offer, such holder could not rely on the applicable interpretations of the staff of the SEC and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.

The undersigned will, upon request, execute and deliver any additional documents deemed by ADM to be necessary or desirable to complete the sale, assignment and transfer of the Original Debentures tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer—Withdrawal of Tenders” section of the Prospectus.

Unless otherwise indicated in the box entitled “Special Issuance Instructions” below, please issue the Exchange Debentures in the name of the undersigned or, in the case of a book-entry delivery of Original Debentures, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the Exchange Debentures to the undersigned at the address shown above in the box entitled “Description of Original Debentures Tendered.”

SPECIAL ISSUANCE INSTRUCTIONS (See Instruction 4)	SPECIAL DELIVERY INSTRUCTIONS (See Instruction 4)

To be completed ONLY if certificates for Original Debentures in a principal amount not tendered or not accepted are to be issued in the name of someone other than the undersigned, or if Original Debentures are to be returned or Exchange Debentures are to be issued by credit to an account maintained by DTC other than the account designated above.

To be completed ONLY if certificates for Original Debentures in a principal amount not tendered or not accepted or Exchange Debentures are to be sent to someone other than the undersigned at an address other than that shown above.

Issue certificates for Original Debentures not tendered or not accepted to:	Deliver certificates for Original Debentures not tendered or not accepted or Exchange Debentures to:

Name	Name
(Please Print)	(Please Print)

Address	Address

(Zip Code)	(Zip Code)

Taxpayer Identification Number	Taxpayer Identification Number

(Such person(s) must also complete the Substitute Form W-9, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY, as applicable)	(Such person(s) must also complete the Substitute Form W-9, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY, as applicable)

Credit unaccepted Original Debentures tendered by book-entry transfer to:

☐ The Depository Trust Company account set forth below

(DTC account number)

Credit Exchange Debentures tendered by book-entry transfer to:

☐ The Depository Trust Company account set forth below

IMPORTANT: This Letter of Transmittal or a facsimile hereof or an agent’s message in lieu thereof (together with the certificates for Original Debentures or a book-entry confirmation and all other required documents) must be received by the Exchange Agent at or prior to 5:00 p.m., New York City time, on the Expiration Date.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY

BEFORE COMPLETING ANY BOX ABOVE.

IN ORDER TO VALIDLY TENDER ORIGINAL DEBENTURES FOR EXCHANGE, HOLDERS OF

ORIGINAL DEBENTURES MUST COMPLETE, EXECUTE, AND DELIVER THE LETTER OF

TRANSMITTAL OR ARRANGE FOR A PROPERLY TRANSMITTED AGENT’S MESSAGE.

SIGN HERE

(To be Completed By All Tendering Holders of Original Debentures Regardless of Whether Original Debentures Are Being Physically Delivered Herewith, Other Than Holders Effecting Delivery Through ATOP)

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders to ADM the principal amount of the Original Debentures listed in the table on page 4 entitled “Description of Original Debentures Tendered.”

Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Area Code and Telephone Number	Date

Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Area Code and Telephone Number	Date

Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Area Code and Telephone Number	Date

Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Area Code and Telephone Number	Date

If a holder of Original Debentures is tendering any Original Debentures, this Letter of Transmittal must be signed by the registered holder(s) exactly as the name(s) appear(s) on (a) certificate(s) for the Original Debentures or (b) a securities position listing of DTC, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth at the line entitled “Capacity (full title)” and submit evidence satisfactory to the Exchange Agent and ADM of such person’s authority to so act. See Instruction 6.

Name(s):

(Please Type or Print)

Capacity (full title):

Address:
(Including Zip Code)

SIGNATURE GUARANTEE
(If required—See Instruction 6)

Signature(s) Guaranteed by an Eligible Guarantor Institution:
(Authorized Signature)

(Title)

(Name of Firm)

(Address)
Dated: , 20

INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS

OF THE EXCHANGE OFFER

1. Delivery of Letter of Transmittal. This Letter of Transmittal is to be completed by tendering holders of Original Debentures if certificates representing Original Debentures are to be physically delivered to the Exchange Agent or if Original Debentures are to be tendered by effecting a book-entry transfer into the Exchange Agent’s account at DTC and instructions are not being transmitted through ATOP. Holders who tender their Original Debentures through DTC’s ATOP procedures shall be bound by, but need not complete, this Letter of Transmittal; thus, a Letter of Transmittal need not accompany tenders effected through ATOP.

Certificates for all physically tendered Original Debentures or a confirmation of a book-entry transfer into the Exchange Agent’s account at DTC of all Original Debentures delivered electronically, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or a manually executed facsimile thereof) or properly transmitted agent’s message, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date.

Any financial institution that is a participant in DTC may electronically transmit its acceptance of an Exchange Offer by causing DTC to transfer Original Debentures to the Exchange Agent in accordance with DTC’s ATOP procedures for such transfer on or prior to the Expiration Date. The Exchange Agent will make available its general participant account at DTC for the Original Debentures for purposes of the Exchange Offer.

Delivery of a Letter of Transmittal to DTC will not constitute valid delivery to the Exchange Agent. No Letter of Transmittal should be sent to ADM or DTC.

The method of delivery of this Letter of Transmittal, the Original Debentures and all other required documents, including delivery through DTC and any acceptance or agent’s message delivered through ATOP, is at the option and risk of the tendering holder. If delivery is by mail, registered mail, with return receipt requested and properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand- delivery service. In all cases, sufficient time should be allowed to ensure timely delivery.

Neither ADM nor the Exchange Agent is under any obligation to notify any tendering holder of Original Debentures of ADM’s acceptance of tendered Original Debentures prior to the Expiration Date.

2. Partial Tenders (not applicable to debenture holders who tender by book-entry transfer). If less than all of the Original Debentures evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Original Debentures to be tendered in the box above entitled “Description of Original Debentures Tendered.” A reissued certificate representing the balance of nontendered Original Debentures will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. ALL OF THE ORIGINAL DEBENTURES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3. Delivery of the Exchange Debentures. Exchange Debentures to be issued according to the terms of the Exchange Offer, if consummated, will be delivered in book-entry form. The appropriate DTC participant name and number (along with any other required account information) needed to permit such delivery must be provided in the table on page 4 entitled “Method of Delivery.” Failure to do so will render a tender of the Original Debentures defective, and ADM will have the right, which it may waive, to reject such delivery. Holders that anticipate participating in the Exchange Offer other than through DTC are urged to contact promptly a bank, broker or other intermediary (that has the capability to hold securities custodially through DTC) to arrange for receipt of Exchange Debentures delivered pursuant to the Exchange Offer and to obtain the information necessary to complete the table.

4. Special Issuance and Special Delivery Instructions. Tendering holders of Original Debentures should indicate in the applicable box the name and address to which substitute certificates representing Original Debentures for any Original Debentures not exchanged are to be issued or sent or, in the case of a book-entry delivery of Original Debentures and/or Exchange Debentures, the appropriate DTC participant name and number, if different from the name or address or the DTC participant name and number, as the case may be, of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named also must be indicated. Holders tendering Original Debentures by book-entry transfer may request that Original Debentures not exchanged be credited to such account maintained at DTC as such debenture holder may designate hereon. If no such instructions are given, such Original Debentures not exchanged will be returned to the name and address or the account maintained at DTC, as the case may be, of the person signing this Letter of Transmittal.

5. Amount of Tenders. Tenders of Original Debentures will be accepted in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. Book-entry transfers to the Exchange Agent should be made in the exact principal amount of Original Debentures tendered.

6. Signatures on Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the holder of the Original Debentures tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on DTC’s security position listing as the holder of such Original Debentures without any change whatsoever.

If any tendered Original Debentures are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

If any tendered Original Debentures are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

When this Letter of Transmittal is signed by the registered holder or holders of the Original Debentures specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, any untendered or unexchanged Original Debentures are to be reissued to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Guarantor Institution.

If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Guarantor Institution.

An “Eligible Guarantor Institution” is one of the following firms or other entities identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (as the terms are used in Rule l7Ad-15):

(a) a bank;

(b) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker;

(c) a credit union;

(d) a national securities exchange, registered securities association or clearing agency; or

(e) a savings association.

If any of the Original Debentures tendered are held by two or more registered holders, all of the registered holders must sign this Letter of Transmittal.

ADM will not accept any alternative, conditional, irregular or contingent tenders. By executing this Letter of Transmittal (or a manually executed facsimile hereof) or directing DTC to transmit an agent’s message, you waive any right to receive notice of the acceptance of your Original Debentures for exchange.

If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians or attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by ADM, evidence satisfactory to ADM of their authority to so act must be submitted with this Letter of Transmittal.

Beneficial owners whose tendered Original Debentures are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender their Original Debentures.

7. Transfer Taxes. Except as set forth in this Instruction 7, ADM will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Original Debentures to it, or to its order, pursuant to the Exchange Offer. If Original Debentures not tendered or accepted for exchange are to be registered in the name of any persons other than the registered holder, or if tendered Original Debentures are registered in the name of any persons other than the persons signing this Letter of Transmittal, or if Exchange Debentures are to be delivered to, or issued in the name of, any person other than the registered holder of the Original Debentures tendered, or if a transfer tax is imposed for any reason other than the exchange of Original Debentures in connection with the Exchange Offer, the amount of any transfer taxes (whether imposed on the registered holder or such other person) will be payable by the tendering holder unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

8. Validity of Tenders. All questions concerning the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Original Debentures will be determined by ADM in its sole discretion, which determination will be final and binding. ADM reserves the absolute right to reject any and all tenders of Original Debentures not in proper form or any Original Debentures the acceptance for exchange of which may, in the opinion of its counsel, be unlawful. ADM also reserves the absolute right to waive any defect or irregularity in tenders of Original Debentures, whether or not similar defects or irregularities are waived in the case of other tendered Original Debentures. The interpretation of the Terms and Conditions by ADM shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Debentures must be cured within such time as ADM shall determine. Neither ADM nor the Exchange Agent nor any other person will be under any duty to give notification of defects or irregularities with respect to tenders of Original Debentures, nor shall any of them incur any liability for failure to give such notification.

Tenders of Original Debentures will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Original Debentures received by the Exchange Agent that are not validly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the holders of Original Debentures, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date or the withdrawal or termination of an Exchange Offer.

9. Waiver of Conditions. ADM reserves the absolute right to amend or waive any of the conditions to the Exchange Offer at any time.

10. Withdrawal. Tenders may be withdrawn only pursuant to the procedures and subject to the terms set forth in the Prospectus under the caption “Description of the Exchange Offer—Withdrawal of Tenders.”

11. Requests for Assistance or Additional Copies. Questions and requests for assistance with respect to the procedures for tendering or withdrawing tenders of Original Debentures or for the completion of this Letter of Transmittal and requests for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at its telephone numbers indicated herein.

12. Tax Identification Number. An exchange of Original Debentures for Exchange Debentures pursuant to the Exchange Offer will not be treated as a taxable exchange or other taxable event for U.S. federal income tax purposes. In particular, no backup withholding or information reporting is required in connection with such an exchange. However, under U.S. federal income tax laws, payments made with respect to the Exchange Offer or the Exchange Debentures may be subject to backup withholding (currently at a rate of 28%). Generally, such payments may be subject to backup withholding unless the holder (i) is exempt from backup withholding or (ii) furnishes the payer with its correct taxpayer identification number (“TIN”) and provides certain certifications. Backup withholding is not an additional tax. Rather, the amount of backup withholding is treated as an advance payment of a tax liability, and a holder’s U.S. federal income tax liability will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by the holder from the Internal Revenue Service (the “IRS”), provided that the required information is timely furnished to the IRS.

To avoid backup withholding, a U.S. Holder (defined below) should notify the Exchange Agent of its correct TIN by completing the Substitute Form W-9 included herein and certifying on Substitute Form W-9 that the TIN provided is correct (or that the holder is awaiting a TIN). In addition, a U.S. Holder is required to certify on Substitute Form W-9 that the holder is not subject to backup withholding because (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that it is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified the holder that the holder is no longer subject to backup withholding. If the U.S. Holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such U.S. Holder should write “Applied For” in the space provided for the TIN in Part I of Form W-9, and sign and date Form W-9. If “Applied For” is written in Part I and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent will withhold 28% from any payments made pursuant to the Exchange Offer. Consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for guidelines on completing the Substitute Form W-9. If the Exchange Agent is provided with an incorrect TIN or the holder makes false statements resulting in no backup withholding, the holder may be subject to penalties imposed by the IRS. As used herein, a “U.S. Holder” means a beneficial owner of Original Debentures or Exchange Debentures that is, for U.S. federal income tax purposes, (a) a citizen or individual resident of the United States as determined for U.S. federal income tax purposes, (b) a corporation, or other entity classified as a corporation for such purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia, (c) an estate, the income of which is subject to U.S. federal income taxation regardless of the source of the income, or (d) a trust if (i) a court within the United States can exercise primary supervision over its administration and one or more “United States persons,” as defined in the Code, have the authority to control all of the substantial decisions of the trust, or (ii) the trust has validly elected to be treated as a “United States person” under applicable regulations.

To prevent backup withholding, a Non-U.S. Holder (as defined below) should (i) submit a properly completed IRS Form W-8 BEN or other applicable Form W-8 to the Exchange Agent, certifying under penalties of perjury to the holder’s foreign status or (ii) otherwise establish an exemption. IRS Forms W-8 may be obtained on the web at www.irs.gov. As used herein, a “Non-U.S. Holder” means a beneficial owner of Original Debentures or Exchange Debentures that is neither a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) nor a U.S. Holder.

Certain holders (including, among others, corporations and certain non-U.S. persons) may be exempt from these backup withholding requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for further information regarding exempt holders. Exempt holders should furnish their TIN, check the box in Part 2 of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Exchange Agent.

PAYER’S NAME: THE BANK OF NEW YORK MELLON

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	Name (as shown on your income tax return) __________________________________________________________________
Business Name, if different from above __________________________________________________________________

Check appropriate box:

☐  Individual/Sole proprietor   ☐  C Corporation  ☐ S Corporation  ☐ Partnership   ☐ Trust/Estate

☐  Limited liability company. Enter the tax Classification (C=C corporation,

      S=S corporation, P=partnership) ▶ __________________________

☐ Other ____________________________________________

Address

__________________________________________________________________

City, state and ZIP code

__________________________________________________________________

PART 1—Taxpayer Identification Number—Please provide your TIN in the box at right and certify by signing and dating below. If awaiting TIN, write “Applied For in the box at right, certify by signing and dating below, and complete the following “Certificate of Awaiting Taxpayer Identification Number” box.

_______________________________
Social Security Number OR _______________________________
Employer Identification Number
PART 2—For Payees Exempt from Backup Withholding—Check the box if you are NOT subject to backup withholding. ☐

PART 3—Certification—Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person (including a U.S. resident alien).

Certification Instructions.—You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE _______________________________________                                                          DATE ______________________

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, all reportable payments made to me will be subject to backup withholding (currently at the rate of 28%), until I provide a Taxpayer Identification Number.

Signature _____________________________________________________________________ Date __________________, 20___

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER

ON SUBSTITUTE FORM W-9

Guidelines For Determining the Proper Identification Number to Give the Payer—Social Security Numbers (“SSNs”) have nine digits separated by two hyphens: i.e., 000-00-000. Employer Identification Numbers (“EINs”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:	Give the NAME and SOCIAL SECURITY NUMBER or EMPLOYER IDENTIFICATION NUMBER of	For this type of account:	Give the NAME and EMPLOYER IDENTIFICATION NUMBER of
1. Individual	The individual	7. Disregarded entity not owned by an individual	The owner

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)	8. A valid trust, estate, or pension trust	Legal entity (4)

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	9. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation

4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)	10. Association, club, religious, charitable, educational or other tax-exempt organization	The organization

b. The so-called trust account that is not a legal or valid trust under State law	The actual owner (1)	11. Partnership or multi- member LLC	The partnership or LLC

5. Sole proprietorship or disregarded entity owned by an individual	The owner (3)	12. A broker or registered nominee	The broker or nominee

6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*	13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

* Note. Grantor also must provide a Form W-9 to trustee of trust.		14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

(1)	List first and circle the name of the person whose SSN you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.

(3)	You must show your individual name and you may also enter your business or “doing business as” name. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the Internal Revenue Service encourages you to use your SSN.
(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the Taxpayer Identification Number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER

ON SUBSTITUTE FORM W-9

Purpose of Form

A person who is required to file an information return with the IRS must get your correct Taxpayer Identification Number (“TIN”) to report, for example, income paid to you. Use Substitute Form W-9 to give your correct TIN to the Exchange Agent and, when applicable, (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. The TIN provided must match the name given on the Substitute Form W-9.

How to Get a TIN

If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form on-line at www.ssa.gov/online/ss-5.pdf. You may also obtain this form by calling 1-800-772-1213. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Businesses Topics. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an individual TIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAXFORM (1-800-829-3676) or from the IRS web site at www.irs.gov.

If you do not have a TIN, write “Applied For” in Part 1, complete the “Certificate of Awaiting Taxpayer Identification Number,” and sign and date this Form W-9 and give it to the Exchange Agent.

Note: Writing “Applied For” on the form means that you have already applied for a TIN OR that you intend to apply for one soon. As soon as you receive your TIN, complete another substitute Form W-9, include your TIN, sign and date the form, and give it to the Exchange Agent.

CAUTION: A domestic entity that is disregarded for U.S. federal income tax purposes that has a foreign owner must use the appropriate Form W-8.

Payees Exempt from Backup Withholding

Generally, individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are currently exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. If you are exempt, enter your correct TIN in Part 1, check the “Exempt” box in Part 2, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the Exchange Agent the appropriate completed Form W-8, Certificate of Foreign Status.

The following is a list of payees that may currently be exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (13) and any person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7). However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys’ fees, and (iii) payments for services paid by a federal executive agency. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1)	An organization exempt from tax under section 501(a), or an individual retirement plan (“IRA”), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(2)	The United States or any of its agencies or instrumentalities.

(3)	A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

(4)	A foreign government or any of its political subdivisions, agencies or instrumentalities.

(5)	An international organization or any of its agencies or instrumentalities.

(6)	A corporation.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations promulgated thereunder.

Privacy Act Notice. Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal non-tax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold (currently at the rate of 28%) from taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply including those listed below.

Penalties

Failure to Furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

In order to tender, a holder of Original Debentures should send or deliver a properly completed and signed Letter of Transmittal and any other required documents to the Exchange Agent at its address set forth below or tender pursuant to DTC’s ATOP procedures.

The Exchange Agent for the Exchange Offer is:

The Bank of New York Mellon

By Mail, By Hand and Overnight Courier:

The Bank of New York Mellon

c/o The Bank of New York Mellon Corporation

Corporate Trust Operations—Reorganization Unit

101 Barclay Street, Floor 7 East

New York, NY 10286

Attention: David Mauer

By Facsimile (for eligible institutions only):	Confirmation call:
(212) 298-1915	(212) 815-3687

Any questions or requests for assistance with respect to the procedures for tendering or withdrawing tenders of Original Debentures or for the completion of this Letter of Transmittal or for additional copies of the Prospectus, this Letter of Transmittal, or related documents may be directed to the Exchange Agent at its telephone number set forth below.

The Exchange Agent for the Exchange Offer is:

The Bank of New York Mellon

c/o The Bank of New York Mellon Corporation

Corporate Trust Operations—Reorganization Unit

101 Barclay Street, Floor 7 East

New York, NY 10286

Attention: David Mauer

(212) 815-3687